Exhibit 10.2

SIXTH AMENDED AND RESTATED GUARANTY

THIS SIXTH AMENDED AND RESTATED GUARANTY (this “Guaranty”) dated as of February 11, 2026, executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement (as defined below) (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of (a) Wells Fargo Bank, National Association, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Sixth Amended and Restated Credit Agreement dated as of February 11, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among RLJ Lodging Trust, L.P. (the “Borrower”), RLJ Lodging Trust (which is one of the “Guarantors”), the financial institutions party thereto and their assignees under Section 13.6 thereof (the “Lenders”), the Administrative Agent, and the other parties thereto, (b) the Lenders and the Issuing Banks, and (c) the Specified Derivatives Providers (each individually, a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, the Borrower, RLJ Lodging Trust, the Administrative Agent and certain of the Lenders entered into a certain Fifth Amended and Restated Credit Agreement dated as of September 24, 2024 (as heretofore amended, supplemented or otherwise modified, the “Existing Credit Agreement”), pursuant to which RLJ Lodging Trust and certain of the other Guarantors (along with certain other Subsidiaries of the Borrower) (the “Existing Guarantors”) executed and delivered a certain Fifth Amended and Restated Guaranty dated September 24, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Guaranty”), guarantying the obligations of the Borrower under the Existing Credit Agreement;

WHEREAS, the Borrower, RLJ Lodging Trust, the Administrative Agent and the Lenders have entered into the Credit Agreement, which amends and restates the Existing Credit Agreement, and pursuant to the Credit Agreement, the Administrative Agent and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower and/or any Subsidiary of the Borrower;

WHEREAS, the parties hereto wish to amend and restate the Existing Guaranty in its entirety and each Existing Guarantor wishes to affirm its obligations under the Existing Guaranty;

WHEREAS, each Guarantor is owned and controlled by the Borrower, owns and controls the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower and each of the Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Administrative Agent and the Lenders, and to enter into Specified Derivatives Contracts, through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Administrative Agent and the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and from the Specified Derivatives Providers under the Specified Derivatives Contracts and, accordingly, each Guarantor is willing to guarantee the Borrower’s obligations to the Administrative Agent and the Lenders on the terms and conditions contained herein; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty, which amends and restates the Existing Guaranty, is a condition to the Administrative Agent and the Lenders making, and continuing to make, such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, the Existing Guaranty is hereby amended and restated, and each Guarantor hereby agrees, as follows:

Section 1.           Guaranty. Each Existing Guarantor affirms its obligations under and the terms and conditions of the Existing Guaranty and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness, liabilities, obligations, covenants and duties owing by the Borrower or any other Loan Party to the Administrative Agent or any other Guarantied Party under or in connection with the Credit Agreement or any other Loan Document, including without limitation, the repayment of all principal of the Loans, the Reimbursement Obligations and all other Letter of Credit Liabilities, and the payment of all interest, fees, charges, reasonable attorneys’ fees and other amounts payable to the Administrative Agent or any other Guarantied Party thereunder (including, to the extent permitted by Applicable Law, interest, Fees and other amounts that would accrue and become due after the filing of a case or other proceeding under the Bankruptcy Code (as defined below) or other similar Applicable Law but for the commencement of such case or proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case or proceeding); (b) all Specified Derivatives Obligations; (c) all other Obligations; (d) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; and (e) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Administrative Agent or any of the other Guarantied Parties in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder.

Section 2.           Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, none of the Administrative Agent or the other Guarantied Parties shall be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Borrower, any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Loan Party or any other Person; or (c) to make demand of the Borrower, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Administrative Agent or any other Guarantied Party which may secure any of the Guarantied Obligations.

Section 3.           Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the other Guarantied Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, subject to the termination provisions in Section 20, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a)            (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, any Specified Derivatives Contract, or any other document, instrument or agreement evidencing or relating to any Guarantied Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, any Specified Derivatives Contract, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(b)            any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, any Specified Derivatives Contract, or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(c)            any furnishing to the Administrative Agent or the other Guarantied Parties of any security for any of the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d)            any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to any of the Guarantied Obligations, or any subordination of the payment of any of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

(e)            any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f)             any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against any Loan Party or any other person to recover payments made under this Guaranty;

(g)            any nonperfection or impairment of any security interest or other Lien on any collateral securing in any way any of the Guarantied Obligations;

(h)            any application of sums paid by the Borrower, any other Loan Party or any other Person with respect to the liabilities of the Borrower to the Administrative Agent or the other Guarantied Parties, regardless of what liabilities of the Borrower remain unpaid;

(i)             any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof;

(j)             any defense, set-off, claim or counterclaim (other than indefeasible payment and performance in full) which may at any time be available to or be asserted by the Borrower, any other Loan Party or any other Person against the Administrative Agent or any of the other Guarantied Parties;

(k)            any change in the corporate existence, structure or ownership of the Borrower or any other Loan Party;

(l)             any statement, representation or warranty made or deemed made by or on behalf of the Borrower, any Guarantor or any other Loan Party under any Loan Document, Specified Derivatives Contract, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment and performance in full).

Section 4.           Action with Respect to Guarantied Obligations. The Administrative Agent and the other Guarantied Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement, any other Loan Document or any Specified Derivatives Contract; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of any of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Administrative Agent and the other Guarantied Parties shall elect.

Section 5.           Representations and Warranties. Each Guarantor hereby makes to the Administrative Agent and the other Guarantied Parties all of the representations and warranties made by the Parent Guarantor or the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.

Section 6.           Covenants. Each Guarantor will comply with all covenants with which the Parent Guarantor or the Borrower is to cause such Guarantor to comply under the terms of the Credit Agreement or any of the other Loan Documents.

Section 7.           Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8.           Inability to Accelerate Loan. If the Administrative Agent and/or the other Guarantied Parties are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Administrative Agent and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9.           Reinstatement of Guarantied Obligations. If claim is ever made on the Administrative Agent or any of the other Guarantied Parties for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Administrative Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Administrative Agent or such other Guarantied Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, any Specified Derivatives Contract or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Administrative Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Administrative Agent or such other Guarantied Party.

Section 10.         Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of any other Loan Party, such Guarantor shall be subrogated to the rights of the payee against such Loan Party; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against such Loan Party arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Administrative Agent and the other Guarantied Parties and shall forthwith pay such amount to the Administrative Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guarantied Obligations existing.

Section 11.         Payments Free and Clear. Section 3.10 of the Credit Agreement shall be applicable, mutatis mutandis, to all payments required to be made by any Guarantor under this Guaranty.

Section 12.         Set-off. In addition to any rights now or hereafter granted under any of the other Loan Documents, any Specified Derivatives Contract or Applicable Law and not by way of limitation of any such rights, subject to Section 13.4 of the Credit Agreement, each Guarantor hereby authorizes, each Guarantied Party, each Affiliate of a Guarantied Party and each Participant, at any time while an Event of Default exists, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Guarantied Party (other than the Administrative Agent), an Affiliate of a Guarantied Party (other than the Administrative Agent) or a Participant, subject to receipt of the prior written consent of the Administrative Agent and the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by a Guarantied Party, an Affiliate of a Guarantied Party or such Participant, to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

Section 13.         Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Administrative Agent and the other Guarantied Parties that all obligations and liabilities of any other Loan Party to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from any other Loan Party (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. During the continuance of an Event of Default, no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from any Loan Party on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14.         Avoidance Provisions. It is the intent of each Guarantor, the Administrative Agent and the other Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Administrative Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Administrative Agent and the other Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15.         Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any of the other Guarantied Parties shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 16.         Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 17.         Waiver of jury trial.

(a)            EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE OTHER GUARANTIED PARTIES, THE ADMINISTRATIVE AGENT AND EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER GUARANTIED PARTIES OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

(b)            EACH OF THE GUARANTORS, THE ADMINISTRATIVE AGENT AND EACH OTHER GUARANTIED PARTY HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY OF THE GUARANTIED PARTIES, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. EACH GUARANTOR AND EACH OF THE GUARANTIED PARTIES EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES. EACH OF THE GUARANTORS HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT ITS ADDRESS FOR NOTICES PROVIDED HEREIN. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY ANY PARTY OR THE ENFORCEMENT BY ANY PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c)            THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS GUARANTY.

Section 18.         Loan Accounts. The Administrative Agent and each other Guarantied Party may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of the Guarantied Obligations or otherwise, the entries in such books and accounts shall be deemed conclusive evidence of the amounts and other matters set forth herein, absent manifest error. The failure of the Administrative Agent or any other Guarantied Party to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

Section 19.         Waiver of Remedies. No delay or failure on the part of the Administrative Agent or any of the other Guarantied Parties in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any of the other Guarantied Parties of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 20.         Termination. This Guaranty shall remain in full force with respect to each Guarantor until the earliest of the (x) the date on which all of the Guarantied Obligations have been indefeasibly paid and performed in full (other than (1) contingent indemnification obligations that have not been asserted, (2) Letters of Credit the expiration dates of which extend beyond the Revolving Credit Maturity Date as permitted under Section 2.3(b) and in respect of which the Borrower has satisfied the requirements of such Section and Section 2.14 and (3) to the extent arrangements reasonably satisfactory to a Specified Derivatives Provider under a Specified Derivatives Contract have been entered into, Specified Derivatives Obligations under such Specified Derivatives Contract) or (y) solely with respect to such Guarantor (but not any other Guarantor), release or termination of the obligations of such Guarantor hereunder in accordance with the terms of the Credit Agreement, at which point this Guaranty shall (solely with respect to such Guarantor, in the case of clause (y)), automatically terminate and have no further force and effect (other than any provisions of this Guaranty that expressly survive the termination hereof). The Administrative Agent agrees to execute and deliver such documents as are reasonably requested in accordance with Section 8.14 or Section 8.15 of the Credit Agreement, as applicable, by the Borrower or any such Guarantor to evidence such termination or release, at the Borrower’s or such Guarantor’s sole cost and expense.

Section 21.         Successors and Assigns. Each reference herein to the Administrative Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Subject to Section 13.9 of the Credit Agreement, each Guarantor hereby consents to the delivery by the Administrative Agent or any other Guarantied Party to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its rights or obligations hereunder to any Person without the prior written consent of the Administrative Agent and all other Guarantied Parties and any such assignment or other transfer to which the Administrative Agent and all of the other Guarantied Parties have not so consented shall be null and void.

Section 22.         Joint and Several Obligations. The Obligations of the Guarantors hereunder shall be joint and several, and accordingly, each Guarantor confirms that it is liable for the full amount of the “Guarantied Obligations” and all of the obligations and liabilities of each of the other Guarantors hereunder.

Section 23.         Amendments. This Guaranty may not be amended except in a writing signed by the Requisite Lenders (or all of the Lenders if required under the terms of the Credit Agreement), the Administrative Agent and each Guarantor subject to Section 13.17 of the Credit Agreement; provided, however, that any Subsidiary Guarantor may be released hereunder in accordance with the terms of Section 8.14 or Section 8.15 of the Credit Agreement, as applicable, and any Subsidiary may become a Guarantor hereunder by executing and delivering an Accession Agreement in accordance with Section 8.14 of the Credit Agreement.

Section 24.         Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Administrative Agent at the Principal Office, not later than 2:00 p.m. on the date of demand therefor.

Section 25.         Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile or electronic transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Administrative Agent or any other Guarantied Party at its respective address for notices provided for in the Credit Agreement or Specified Derivatives Contract, as applicable, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of a Guarantor or Guarantied Party at the addresses specified; (ii) if telecopied or sent by electronic mail, when transmitted; or (iii) if hand delivered or sent by overnight courier, when delivered; provided, however, that in the case of immediately preceding clauses (i) through (iii), non-receipt of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

Section 26.         Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 27.         Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 28.         Limitation of Liability. Neither the Administrative Agent nor any of the other Guarantied Parties, nor any of their respective Related Parties, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty, any of the other Loan Documents, any Specified Derivatives Contract or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other Loan Documents, or any Specified Derivatives Contract. Each Guarantor hereby waives, releases, and agrees not to sue the Administrative Agent, any other Guarantied Party or any of their respective Related Parties, for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other Loan Documents, any Specified Derivatives Contract or any of the transactions contemplated by Credit Agreement or financed thereby.

Section 29.         Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 9.5 of the Credit Agreement.

Section 30.         Right of Contribution. The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment, such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share of such Excess Payment. The payment obligations of any Guarantor under this Section shall be subordinate and subject in right of payment to the Guarantied Obligations until such time as the Guarantied Obligations have been indefeasibly paid and performed in full and the Commitments have expired or terminated, and none of the Guarantors shall exercise any right or remedy under this Section against any other Guarantor until such Guarantied Obligations have been indefeasibly paid and performed in full and the Commitments have expired or terminated. Subject to Section 10 of this Guaranty, this Section shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under Applicable Law against any other Loan Party in respect of any payment of Guarantied Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall cease to be a Guarantor in accordance with the applicable provisions of the Loan Documents.

Section 31.         Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until termination of this Guaranty in accordance with Section 20 hereof. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 32.         Definitions. (a) For the purposes of this Guaranty:

“Accession Agreement” means an Accession Agreement in the form of Annex I hereto or in such other form as may be approved by the Administrative Agent.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights.

“Contribution Share” means, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Loan Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties) of the Loan Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.

“Excess Payment” means the amount paid by any Guarantor in excess of its Ratable Share of any Guarantied Obligations.

“Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code; (ii) a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

“Ratable Share” means, for any Guarantor in respect of any payment of Guarantied Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guarantied Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Loan Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties hereunder) of the Loan Parties; provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Guarantied Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment.

(b)            Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

[Signature on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust, its sole general partner

By:	/s/ Leslie D. Hale
Name:	Leslie D. Hale
Title:	President and Chief Executive Officer

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Leslie D. Hale
Name:	Leslie D. Hale
Title:	President and Chief Executive Officer

Address for Notices for all Guarantors:

c/o RLJ Lodging Trust
7373 Wisconsin Ave.
Suite 1500
Bethesda, MD 20814
Attn: Leslie D. Hale, President and Chief Executive Officer
Telecopy Number: (301) 280-7785
Telephone Number: (301) 280-7777

Signature Page to Sixth Amended and Restated Guaranty

SUBSIDIARY GUARANTORS:

FELCOR HOLDINGS TRUST

By:	/s/ Leslie D. Hale
Name:	Leslie D. Hale
Title:	Trustee

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON ANNEX II HERETO

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership, the direct or indirect holder of all controlling interest in such Subsidiary Guarantor

By:	RLJ Lodging Trust, a Maryland real estate investment trust, its sole general partner

By:	/s/ Leslie D. Hale
Name:	Leslie D. Hale
Title:	President and Chief Executive Officer

Signature Page to Sixth Amended and Restated Guaranty

Address for Notices for all Guarantors:

c/o RLJ Lodging Trust
7373 Wisconsin Ave.
Suite 1500
Bethesda, MD 20814
Attn:
Telecopy Number:
Telephone Number:

Signature Page to Sixth Amended and Restated Guaranty

ANNEX I

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of                                , 20     , executed and delivered by                                                    , a                    (the “New Guarantor”), in favor of (a) Wells Fargo Bank, National Association, in its capacity as Administrative Agent (the “Administrative Agent”) for its benefit and the benefit of the other Guarantied Parties (as defined in the Guaranty referred to below) under that certain Sixth Amended and Restated Credit Agreement dated as of February 11, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among RLJ Lodging Trust, L.P. (the “Borrower”), RLJ Lodging Trust, the financial institutions party thereto and their assignees under Section 13.6 thereof (the “Lenders”), the Administrative Agent, and the other parties thereto, and (b) the Lenders and the Issuing Banks (the “Guarantied Parties”).

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent, the Issuing Banks and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement and/or any Loan Document;

WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower and/or any Subsidiary of the Borrower;

WHEREAS, the New Guarantor is owned and controlled by the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower, the New Guarantor, and the existing Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Administrative Agent and the other Guarantied Parties through their collective efforts;

WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Administrative Agent and the other Guarantied Parties making such financial accommodations available to the Borrower under the Credit Agreement and from the Specified Derivatives Providers entering into Specified Derivatives Contracts and, accordingly, the New Guarantor is willing to guarantee the Borrower’s obligations to the Administrative Agent and the Lenders on the terms and conditions contained herein; and

WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Guarantied Parties’ continuing to make such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1.           Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under that certain Sixth Amended and Restated Guaranty dated as of February 11, 2026 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty”), made by the Guarantors party thereto in favor of the Administrative Agent, for its benefit and the benefit of the other Guarantied Parties, and assumes all obligations of a “Guarantor” thereunder and agrees to be bound thereby, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

Annex I

(a)            irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

(b)            makes to the Administrative Agent and the other Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty; and

(c)            consents and agrees to each provision set forth in the Guaranty.

Section 2.           GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.           Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.

[Signatures on Next Page]

Annex I

IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered by its duly authorized officers as of the date first written above.

[NEW GUARANTOR]

By:
Name:
Title:

Address for Notices:

c/o RLJ Lodging Trust
7373 Wisconsin Ave.
Suite 1500
Bethesda, MD 20814
Attn:
Telecopy Number:
Telephone Number:

Accepted:

WELLS FARGO BANK,
NATIONAL ASSOCIATION, as
Administrative Agent

By:
Name:
Title:

Annex I

ANNEX II

1.	Birmingham ES Hotel, L.L.C.
2.	Birmingham Hotel Holdo, L.L.C.
3.	Charleston Mills House Hotel Holdco, L.L.C.
4.	Charleston Mills House Hotel, L.L.C.
5.	Deerfield Beach ES Hotel, L.L.C.
6.	Deerfield Beach Hotel Holdco, L.L.C.
7.	FelCor Austin Downtown Hotel, L.L.C.
8.	FelCor FQ Hotel, L.L.C.
9.	[INTENTIONALLY OMITTED]
10.	FelCor Hotel Operating Company, L.L.C.
11.	FelCor Lodging Limited Partnership
12.	FelCor Milpitas Owner, L.L.C.
13.	FelCor Santa Monica Owner, L.L.C.
14.	FelCor TRS Borrower 4, L.L.C.
15.	FelCor Union Square Hotel, L.L.C.
16.	FelCor/CMB Buckhead Hotel, L.L.C.
17.	FelCor/CMB Orsouth Holdings, L.P.
18.	FelCor/CMB Orsouth Hotel, L.L.C.
19.	FelCor/CMB SSF Holdings, L.P.
20.	FelCor/CMB SSF Hotel, L.L.C.
21.	FelCor/CSS (SPE), L.L.C.
22.	FelCor/CSS Holdings, L.P.
23.	FelCor/CSS Hotels, L.L.C.
24.	FelCor/JPM Hospitality (SPE), L.L.C.
25.	FelCor/JPM Hospitality Holdco (SPE), L.L.C.
26.	FelCor/JPM Hotels, L.L.C.
27.	Ft. Lauderdale ES Hotel, L.L.C.
28.	Ft. Lauderdale Hotel Holdco, L.L.C.
29.	Miami AP Hotel Holdco, L.L.C.
30.	Miami AP Hotel, L.L.C.
31.	Minneapolis ES Hotel, L.L.C.
32.	Minneapolis Hotel Holdco, L.L.C.
33.	Rangers General Partner, LLC
34.	Rangers Sub I, LLC
35.	RLJ ART NASHVILLE, LLC
36.	RLJ C Charleston HD, LLC
37.	RLJ C HOUSTON HUMBLE GENERAL PARTNER, LLC
38.	RLJ C HOUSTON HUMBLE, LP
39.	RLJ C NY Upper Eastside, LLC
40.	RLJ C PORTLAND DT, LLC

Annex II

41.	RLJ C SAN FRANCISCO GENERAL PARTNER, LLC
42.	RLJ C San francisco, lp
43.	RLJ C WAIKIKI, LLC
44.	RLJ CABANA MIAMI BEACH, LLC
45.	RLJ DBT KEY WEST, LLC
46.	RLJ EM IRVINE GENERAL PARTNER, LLC
47.	RLJ EM IRVINE, LP
48.	RLJ EM Waltham, LLC
49.	RLJ HA ATLANTA MIDTOWN, LLC
50.	RLJ HGN EMERYVILLE GENERAL PARTNER, LLC
51.	RLJ HGN Emeryville, LP
52.	RLJ HP FREMONT GENERAL PARTNER, LLC
53.	RLJ HP Fremont, LP
54.	rlj hp washington dc, llc
55.	RLJ HY ATLANTA MIDTOWN, LLC
56.	RLJ HYH SAN DIEGO GENERAL PARTNER, LLC
57.	RLJ HyH San Diego, LP
58.	RLJ HYH SAN JOSE GENERAL PARTNER, LLC
59.	RLJ HyH San Jose, LP
60.	RLJ HYH SAN RAMON GENERAL PARTNER, LLC
61.	RLJ HyH San Ramon, LP
62.	RLJ HYH WOODLANDS GENERAL PARTNER, LLC
63.	RLJ HyH Woodlands, LP
64.	RLJ II – C MIDWAY, LLC
65.	RLJ II – CR AUSTIN DT GENERAL PARTNER, LLC
66.	RLJ II – CR AUSTIN DT, LP
67.	RLJ II – F KEY WEST, LLC
68.	RLJ II – F MIDWAY, LLC
69.	RLJ II – HA GARDEN CITY, LLC
70.	RLJ II – HA MIDWAY, LLC
71.	RLJ II – HG MIDWAY, LLC
72.	RLJ II - HOLX Midway, LLC
73.	RLJ II – INDY CAPITOL HOTELS, LLC
74.	RLJ II – MH DENVER S, LLC
75.	RLJ II – MH LOUISVILLE DT, LLC
76.	RLJ II – MH MIDWAY, LLC
77.	RLJ II – R LOUISVILLE DT KY, LLC
78.	RLJ II – RH BOULDER, LLC
79.	RLJ II – RH PLANTATION, LLC
80.	RLJ II – SLE MIDWAY, LLC
81.	RLJ II JUNIOR MEZZANINE BORROWER, LLC

Annex II

82.	RLJ II SENIOR MEZZANINE BORROWER, LLC
83.	RLJ III – EM Fort Myers, LLC
84.	RLJ III – EM Tampa DT, LLC
85.	RLJ III – EM WEST PALM BEACH PARENT, LLC
86.	RLJ III – EM WEST PALM BEACH, LLC
87.	RLJ III – HG New Orleans Convention Center, LLC
88.	RLJ III – HGN HOLLYWOOD GENERAL PARTNER, LLC
89.	RLJ III – HGN Hollywood, LP
90.	RLJ III – HGN PITTSBURGH GENERAL PARTNER, LLC
91.	RLJ III – HGN Pittsburgh, LP
92.	RLJ III – HS WASHINGTON DC, LLC
93.	RLJ III – R National Harbor, LLC
94.	RLJ III – St. Charles Ave Hotel, LLC
95.	RLJ MACH BOSTON, LLC
96.	RLJ R Atlanta Midtown, LLC
97.	RLJ R BETHESDA, LLC
98.	RLJ R HOUSTON HUMBLE GENERAL PARTNER, LLC
99.	RLJ R HOUSTON HUMBLE, LP
100.	RLJ R LOS ALTOS GENERAL PARTNER, LLC
101.	RLJ R LOS ALTOS, LP
102.	RLJ S Hillsboro, LLC
103.	RLJ S HOUSTON HUMBLE GENERAL PARTNER, LLC
104.	rlj s houston humble, lp
105.	RLJ III – F WASHINGTON DC, LLC
106.	RLJ HYH EMERYVILLE, LP
107.	RLJ HYH EMERYVILLE GENERAL PARTNER, LLC
108.	RLJ III – RH PITTSBURGH, LP
109.	RLJ III – RH PITTSBURGH GENERAL PARTNER, LLC
110.	RLJ II – C CHICAGO MAG MILE, LLC
111.	RLJ HYH CHARLOTTE, LLC
112.	RLJ HYH SANTA CLARA, LP
113.	RLJ HYH SANTA CLARA GENERAL PARTNER, LLC
114.	RLJ HP MADISON DT, LLC
115.	RLJ W BEACON HILL, LLC
116.	RLJ DENVER DT, LLC

Annex II